Q4 2025 INVESTOR PRESENTATION

Forward-Looking Statements & Non-GAAP Measures FORWARD-LOOKING STATEMENTS This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s revenues, costs and expenses; expected liquidity; the U.S. economic condition; the success of the company’s business strategies; the company’s disciplined and opportunistic capital allocation strategies, including share repurchases, dividends, investments, and M&A; statements regarding our pending merger with Rayonier Inc. (Rayonier) and expected merger costs; the company’s profitability and total shareholder return; maintaining the company’s investment grade credit rating; favorable capital structure and healthy and resilient balance sheet; the company’s debt metrics; interest rates and expenses; expected returns on invested capital; forecasted capital expenditures; corporate expenses; pension expenses; taxes; the effect of a change in lumber prices on our annual EBITDDA; the effect of a change in sawlog prices on cash flows; percent of Idaho sawlogs indexed to lumber prices in the future; percent of harvested logs used internally; expected duties and tariffs; fourth quarter and full year 2025 outlook; favorable long-term fundamental drivers and our ability to benefit from them, including forecasted residential improvement spend and housing starts; projected increase in U.S. incremental demand for mass timber; the reduction in global greenhouse gas emissions and other benefits resulting from the substitution of mass timber; forecasted North American lumber prices, demand and capacity, including growth to drain dynamics of the U.S. South; lumber shipment volumes; expected IRR and contribution to EBITDDA from our Waldo, Arkansas sawmill modernization project; expected timber harvest volumes, sawlog and pulpwood mix, pricing, and region of origin; the stabilizing effect of log sales on our performance; rural real estate and development real estate pipeline, interest, demand and sales; land basis and average price per acre and per developed lot; the pipeline of options contracts with solar developers and the potential for solar options to be executed; natural climate solutions opportunities, including potential carbon capture and storage, solar, bioenergy, forest carbon credit generation, and lithium projects; the effect of natural climate solutions opportunities on EBITDDA per acre of our timberlands; demand for lithium; and similar matters. Words such as “continuous,” “could,” “estimated,” “expected,” “forecast,” “future,” “long-term,” “near-term,” “opportunities,” “outlook,” “over time,” “over the long term,” “potential,” “projected,” “pursuing,” “target,” and similar expressions are intended to identify such forward-looking statements. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, such as changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies and effects on our customers and suppliers; changes in interest rates, credit availability, and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in foreign demand; changes in tariffs, duties, countervailing duties and trade agreements involving wood products, timber, supplies, or equipment; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations, or building codes; unforeseen environmental liabilities or expenditures; the impact of pandemic disease or other human health threats; weather conditions; fires at our facilities and on our timberland and other catastrophic events; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation shortages and disruptions; share price; the successful execution of the company’s strategic plans; the company’s ability to maintain its expected efficiencies at the Waldo, Arkansas sawmill; the company’s ability and timing to bring natural climate solutions products to market, and the development of markets for those products; government action with respect to the royalty rate for lithium; the company’s ability to achieve its corporate responsibility commitments and goals; the failure of contracted options to be exercised; the ability to close the pending merger with Rayonier on time or at all; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof. NON-GAAP MEASURES This presentation includes non-GAAP financial measures. A reconciliation of those measures to U.S. GAAP is included in the appendix to this presentation, which is available on the company’s website at http://www.potlatchdeltic.com.

Successfully Harvesting Long-Term Returns Through Advantaged Positioning Leading Timberland REIT with a strategically managed portfolio of geographically attractive, high quality, and productive assets Significant positive leverage to lumber pricing and well-positioned to benefit from robust long-term fundamental drivers Business model provides distinct synergies, cost leadership, and operational efficiencies Leverage to increasingly important natural climate solutions including solar and carbon credits, as well as long-term opportunities in lithium, carbon capture & storage, and bioenergy Strong balance sheet supports disciplined capital allocation, including sustainable and increasing dividends over time, share repurchases, prudent investments for growth, and opportunistic M&A Delivering strong wood products industry margins and attractive total shareholder returns

PotlatchDeltic At a Glance Leading $4B timberland REIT with a high quality, productive and geographically attractive portfolio Acres of timberland 2.1M U.S. Lumber producer TOP 10 Manufacturing facilities producing lumber or plywood 7 Increase in regular dividends since 2012 45% Dedicated U.S. Lumber production 100% Headquarters Wood Products Facilities Chenal Real Estate Timberlands Little Rock Ola Waldo Warren Gwinn Bemidji St. Maries Spokane

EBITDDA[1] Contribution


Delivering Value Across Three Interconnected Businesses

~45%

TIMBERLANDS

Growing and harvesting trees sustainably in highly productive regions of Idaho and Southern U.S.

~35%

WOOD PRODUCTS

Manufacturing lumber & plywood, with 1.2 billion annual board feet lumber capacity

~20%

REAL ESTATE

Maximizing value through land stratification, with ~20K acres per year of sales opportunity at significant premiums to timberland value

1 | Breakdown based on average EBITDDA for the five years ending December 31, 2024.EBITDDA is a non-GAAP measure; See the company's third quarter 2025 earnings release supplemental information located on the company's website at www.PotlatchDeltic.com for definition and reconciliation to GAAP.

PotlatchDeltic
5

Capturing incremental value from land stratification and disciplined capital allocation Proven portfolio management approach Superior timberlands productivity and sustainable returns Best-in-class silviculture practices Well positioned to benefit from robust long-term fundamental drivers Most indexed to lumber prices Visibility and alignment enabling low-cost structure and operational efficiencies Integrated wood products model Achieving strong wood products industry margins Low-cost producer Unlocking Synergies Through a Strategically Integrated Portfolio

Well-Positioned to Benefit from Multiple Growth Drivers

Well-Positioned to Capitalize on the Lumber Price Inflection and Favorable Long-Term Outlook

NORTH AMERICAN LUMBER PRICES[1]



$ PER THOUSAND BOARD FEET
$600
$400
$200
Jun-23
Oct-23
Feb-24
Jun-24
Oct-24
Feb-25
Jun-25
Oct-25

NORTH AMERICAN LUMBER DEMAND & CAPACITY[2]



Capacity (BBF)
Lumber Demand ($/MBF)
Forecast
80
60
40
20
0
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028

KEY DRIVERS

Capacity and supply

- Canadian lumber duties increased
- Canadian capacity under pressure, with lumber production moving to U.S.

Long-term housing fundamentals

- Repair & remodel growth
- Underbuilt housing stock

Sustainability driving demand in non-residential construction

Growing new uses of wood products such as mass timber

PotlatchDeltic

1 | Source: RISI
2 | Source: Random Lengths

8

KEY DRIVERS 1 | Source: NAHB/U.S. Census Bureau 2 | Source: Forest Economic Advisors (FEA) Repair and Remodel Driving Majority of U.S. Lumber Demand Limited housing supply Increasing reconstruction post natural disasters Home Equity at record levels Considerable age of U.S. housing stock Median age over 40 years 49% of U.S. owner-occupied homes built before 1980 MEDIAN AGE OF OWNER-OCCUPIED HOUSING1 RESIDENTIAL IMPROVEMENT SPEND2 YEARS OF AGE BILLIONS OF 2012 DOLLARS Forecast

Favorable Structural Tailwinds in Housing Starts

U.S. HOUSING STARTS[2]



Multifamily
Single Family
THOUSANDS
2,500
2,000
1,500
1,000
500
0
Average Starts Since 1970: **1.5 Million**
Actual
Forecast
2002
2006
2010
2014
2018
2022
2026F

U.S. CUMULATIVE UNDERBUILDING[2]



4
2
0
-2
-4
-6
OVERBUILDING
UNDERBUILDING
1997
2001
2005
2009
2013
2017
2021

STRONG POTENTIAL NEW HOME BUYER DEMOGRAPHICS[1]



2008
2024
POPULATION IN MILLIONS
5
4
3
2
1
0
PRIME HOMEBUYING YEARS
00
10
20
30
40
50
60
70
80
90
100
POPULATION AGE

KEY DRIVERS

Prolonged period of **underbuilding**

Strong millennial demographic in prime home buying years

Low inventory of existing homes for sale

1 | Source: U.S. Census Bureau
2 | Source: FEA

PotlatchDeltic

10

Expanding Mass Timber Demand Supported by Sustainability and Building Advantages

BENEFITS OF MASS TIMBER IN TALL BUILDINGS



- **Environmental Sustainability** & Carbon Storage
- **Aesthetics** & Carbon Storage
- **Energy & Thermal** & Carbon Storage
- Structural **Strength & Stability**
- **Faster & Easier** to Build
- **Performs** Well in Fire
- ICC Approved to **18 Stories**

CARBON VAULT — **Wood is 50% Carbon** by weight

LUMBER CO_2 PRODUCTION INTENSITY[1]
- ▼ **25%** Less than concrete
- ▼ **50%** Less than steel

SUBSTITUTION[2] — Substitution could prevent **14 to 31%** of global GHG emissions

Projected increase in mass timber U.S. incremental demand from 2025-2035[3]

3.77-6.75 BBF TOTAL INCREMENTAL INCREASE

1 | Source: The economic emissions benefits of engineered wood products in a low-carbon future, MIT Joint Program on the Science and Policy of Global Change, September 2018. 2 | Source: Chadwick Dearing Oliver, Nedal T. Nassar, Bruce R. Lippke, James B. McCarter (2014) Carbon, Fossil Fuel, And Biodiversity Mitigation with Wood and Forests, Journal of Sustainable Forestry. 3 | SLB Mass Timber Demand Outlook, 2020 FP Innovations, October 2020.

PotlatchDeltic 11

Focused Strategy to Maximize Value Creation

TIMBERLANDS Maximizing returns and managing sustainably over the long-term WOOD PRODUCTS Continuously investing in productive operations REAL ESTATE Proactively managing our lands for the highest value COMMITMENT TO SUSTAINABILITY INTEGRATED OPERATING MODEL Focused Strategy to Maximize Value Creation

Sustainability is Integrated with Our Strategy OUR PILLARS FORESTS  Managing our forests sustainably and protecting water, wildlife, and species at risk PLANET Minimizing our environmental footprint and being part of the solution to climate change PEOPLE  Empowering Team Members, focusing on safety, and strengthening our communities PERFORMANCE Prioritizing ethics, economic contribution, operational excellence, integrity, and accountability in all we do Focused on Our Mission Grow and produce the resources that build a foundation for our lives and improve the communities where we live, work and play

TIMBERLANDS

Strategically Positioned in Geographically Diverse, High-Quality Timberlands


Idaho
624K ACRES
South Carolina
53K
ACRES
Georgia
193K
ACRES
Alabama
137K
ACRES
Mississippi
130K
ACRES
Arkansas
935K
ACRES
Louisiana
29K
ACRES

2.1M ACRES
of diversified timberlands owned in attractive regions

INLAND NORTHWEST ~30%

~90%
Sawlogs

~1.4M tons
Sustainable yields

~45%
Used internally

Major species
Douglas-Fir, Western Larch, Hem-Fir, Cedar

SOUTH ~70%

~55%
Sawlogs

~6M tons
Sustainable yields

~50%
Used internally in Gulf South

Major species
Southern Yellow Pine, Mixed Hardwoods

PotlatchDeltic

Note: As of September 30, 2025.

15

Creating Value Through Sustainable Management Proactively addressing customer-needs through strong relationships with our independent contractors Drives sustainable harvest levels and investment decisions Focused management to generate sustainable cash flows Producing consistent and cost competitive supply of high-quality logs at scale, providing stability to our performance BEST-IN-CLASS  SILVICULTURE PRACTICES STRATEGIC & SUSTAINABLE MANAGEMENT PLANS DELIVERED-CENTRIC HARVEST MODEL

Most Productive Timberlands in the Inland Northwest Largest private landowner in Idaho with ~100 years of operating experience in the region Strong market conditions with milder climate, more precipitation, favorable soils and ideal elevation Diverse and high-value species mix ~75% of Idaho sawlogs indexed to lumber prices Idaho Hem-Fir Sawlog Inland Hem-Fir Lumber Index $/MBF SIGNIFICANT PORTION OF SAWLOGS INDEXED TO LUMBER1 1 | Source: Western Wood Products Association

TIMBERLANDS

Well-Positioned in the Strengthening U.S. Southern Markets

Strong customer base and proximity to **major housing markets**

Log markets more tensioned with **tight growth-to-drain dynamics** in the Southeastern markets

Significant capacity additions made since 2018 (~4.0 BBF)

Naturally hedged in the Gulf South with a 10% change in sawlog pricing corresponding to a 2% change in PCH cash flows

CENTRAL SOUTH CAPACITY ADDITIONS SINCE 2018[1]



GULF SOUTH CAPACITY MARKETS[2]


Legend
GTD2025
<0.2
0.2 - 0.4
0.4 - 0.6
0.6 - 0.8
0.8 - 1.0
1.0 - 1.2
1.2 - 1.4
1.4 - 1.6
1.6 - 1.8
1.8 - 2.0
>2.0
0
100
200
400 Miles

PotlatchDeltic

1 | Source: ERA Forest Products Research
2 | Source: FORISK

18

TIMBERLANDS

Shift to U.S. South Driven by Capacity Expansions, Cost and Productivity Advantages

Growth vs Drain[1]


Growth
Drain
Forecast
BILLION BOARD FEET
30
25
20
15
10
5
0
2000
2004
2008
2012
2016
2020
2024
2028F
2032F

ANNUAL CHANGE IN LUMBER PRODUCTION 2018-2024[1]


2018 vs 2024
BILLION BOARD FEET
4.0
2.0
0.0
(2.0)
(4.0)
(6.0)
British Columbia
Other Canada
Other U.S.
U.S. West
U.S. South

Sawmill capacity additions are expected to **tighten timber markets**

Increasing duties and tariffs on Canadian softwood lumber imports into the U.S.

- Combined rate of duties increased from **~14% to ~35%** in Q3 2025

Lumber production in British Columbia has been **declining** due to mortality impact from mountain pine beetle, reduced allowable harvest levels

U.S. South has increased share of North American production from ~30% in 2018 to ~38% in 2024

PotlatchDeltic

1| Source: FEA

19

WOOD PRODUCTS

Highly Productive and Efficient Wood Products Facilities

Dimensional lumber & industrial plywood



St. Maries, Idaho

Lumber: **185MMBF**[1]
Plywood: **150MMSF**[1]

Precision-end trim studs



Bemidji, Minnesota

Lumber: **140MMBF**[1]



Gwinn, Michigan

Lumber: **185MMBF**[1]

Dimensional lumber, machine-stress rated lumber and small timbers



Ola, Arkansas

Lumber: **150MMBF**[1]



Waldo, Arkansas

Lumber: **275MMBF**[1]



Warren, Arkansas

Lumber: **220MMBF**[1]

PotlatchDeltic

1 | MMBF stands for million board feet; MMSF stands for million square feet, 3/8-inch panel thickness basis.

20

1 | Source: Public filings 2019 – 2024 and Management’s estimates. 2 | EBITDDA is a non-GAAP measure; see appendix for definition and reconciliations to GAAP. Well-Positioned with Significant Positive Leverage to Lumber Pricing Poised to benefit from robust long-term fundamental drivers in the housing and R&R markets HIGHEST DIRECT LEVERAGE TO LUMBER PRICES1 $10 $15 Million per MBF in Lumber Price in PCH EBITDDA 2 INDEXED IDAHO SAWLOGS Largest private owner in Idaho One of the most productive Timberlands regions LEADING LUMBER MANUFACTURER Established position with scale Strategic customer relationships TOP 10 LUMBER MANUFACTURER Indexed Idaho Sawlogs Lumber

WOOD PRODUCTS

Enhancing Cost Leadership and Driving Operational Excellence

PCH LUMBER VS. LEADING COMPETITORS[1]

ADJUSTED EBITDDA MARGIN[2]



50%
40%
30%
20%
10%
0%
-10%
2018
2019
2020
2021
2022
2023
2024
2025 YTD3
PotlatchDeltic
Company A
Company B
Company C
Company D
20%
3%
27%
45%
36%
6%
0%
5%
Lumber price decreases as R&R demand softens. Customers limit inventory with pricing risk.
Demand improved on strong fundamentals; Covid and transportation issues prevented supply from keeping pace.
Housing demand falls with the increase in mortgage rates
~ 3-4 BBF of production curtailments limit supply

KEY DRIVERS

Proactively managing costs

Culture of continuous improvement through **operational excellence**

Prioritizing **high-return** capital investment projects

PotlatchDeltic

1 | EBITDDA is a non-GAAP measure; See the company's third quarter 2025 earnings release supplemental information located on the company's website at www.PotlatchDeltic.com for definition and reconciliation to GAAP.
2 | Source: Public Filings 2018-2025 and Management's estimates.
3 | YTD through September 30, 2025.

22

REAL ESTATE

Proactively Managing Land for Optimal Value

RURAL LAND SALES

Continuously assessing potential uses of lands and **managing them proactively for the highest value**

KEY AREAS

~50% conservation outcomes

~50% recreational/ other purposes

Land sales
~3-5x
Timberland management value

Expect to sell
~1%
of rural acres per year

CHENAL VALLEY DEVELOPMENT

Developing and selling lots in the highly desirable 4,800-acre master-planned community of Little Rock, Arkansas

~60%
Commercial Sold

~260 acres[1] remaining
~$280,000 / acre[2]

~70%
Residential Sold

~1,150 lots[1] remaining
~$90,000/lot[2]

1 | As of September 30, 2025.
2 | Average forecasted price per acre or per lot may differ from realized price per acre or per lot, as applicable.

PotlatchDeltic
23

REAL ESTATE

Strong Track Record of Value Creation through Real Estate

REAL ESTATE SEGMENT EBITDDA[1]


IN MILLIONS
$160
$140
$120
$100
$80
$60
$40
$20
$0
2019
2020 2
2021
2022
2023
2024 3
2025YTD

RURAL SALES


ACRES SOLD (THOUSANDS)
100
75
50
25
4
3
2
1
$ / ACRES (THOUSANDS)
2019
2020 2
2021
2022
2023
2024 3
2025YTD

RESIDENTIAL SALES


LOTS SOLD
200
150
100
50
200
150
100
50
$ / LOT (THOUSANDS)
2018
2019
2020
2021
2022
2023
2024
2025YTD

Opportunistic rural land sales at **significant premium** to timberland value

Effective management of development sales

PotlatchDeltic

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation.
2 | Completed sale of ~72,000 acres in Minnesota for ~$48MM to The Conservation Fund in Q4 2020.
3 | Completed sale of ~34,100 acres of four-year average age Southern timberlands for ~$57MM to Forest Investment Associates in Q2 2024.

24

REAL ESTATE

Unlocking Timberlands Value Through Multiple Natural Climate Solutions Opportunities

Leveraging silviculture and real estate expertise to maximize Timberlands value and be part of the solution to climate change and net zero transition

NEAR-TERM PRIORITIES

SOLAR	Monetizing land for solar energy production
CARBON CREDITS	Monetizing Timberland harvest deferral

LONG-TERM OPPORTUNITIES

LITHIUM	Capturing increasing demand for critical minerals
CARBON CAPTURE & STORAGE	Monetizing subsurface carbon storage
BIOENERGY	Selling pulpwood and residuals to new markets


Potential of
5-20x
Timberland EBITDDA[1] per acre

1 | EBITDDA is a non-GAAP measure; See the company's third quarter 2025 earnings release supplemental information located on the company's website at www.PotlatchDeltic.com for definition and reconciliation to GAAP.

PotlatchDeltic
25

REAL ESTATE

Strategically Positioned to Capitalize on the Growing Solar Opportunity

GROWING SOLAR OPPORTUNITY

SOLAR POWER NET GENERATION IN THE U.S.[1]


NET GENERATION IN GIGAWATT HOURS
250,000
200,000
150,000
100,000
50,000
-
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Accounts for **over 80% of all new electricity generating capacity in 2024**

Utility and corporations expected to drive significant solar buildout **over the next five years**

THE PCH OPPORTUNITY

POTLATCHDELTIC ACRES UNDER OPTION


5k
17k
35k
~45k
~75k
2022
2023
2024
2025F
2029F

Well-positioned due to proximity to utilities and available land

Partner with sophisticated and well capitalized developers

34K acres under solar option with an estimated **net present value ~$375M[2]**

Identified **~75K acres of potential solar opportunities**

Focused on options to lease for terms of **30+ years**, with option payments for **3-5 years**

1 | Data source: U.S. Energy Information Administration
2 | As of September 30, 2025.

PotlatchDeltic
26

Opportunistically Pursuing the Rising Demand for Lithium GROWING DEMAND FOR LITHIUM Significant demand for uses related to electric vehicles, battery storage and renewable energy Increasingly viewed as a strategic resource in the U.S. THE PCH OPPORTUNITY LITHIUM POTENTIAL IN SMACKOVER FORMATION LITHIUM DEMAND1 Li Smackover Formation Represents Wells in the Smackover Formation PCH Land Ownership Discussions underway with additional partners Lithium bearing opportunities up to 7K acres in the Smackover formation in Southern Arkansas Executed ~5,000 surface acres lithium/ brine lease  1 | Source: Statista METRIC TONS

Proven Portfolio Management to Drive Shareholder Returns

Proven Portfolio Management Approach Opportunistic Timberland management and operational excellence Disciplined capital allocation, with opportunistic share repurchases and M&A Maximizing profitability and total shareholder returns

Significant Opportunities to Drive Value 1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation. 2 | As of September 30, 2025. Well-positioned in high quality timberland regions ADJUSTED EBITDDA1 Strategic investments in capacity and efficiency Waldo modernization project with 22% IRR & expected incremental EBITDDA of ~$25M/year midcycle Poised to benefit from long-term housing fundamentals with highest direct leverage to lumber prices Maximize timberland portfolio through NCS opportunities FUTURE DRIVERS $ MILLIONS 2

Disciplined Capital Allocation Strategy 1 | Includes special dividends of $276 million and $76 million in 2021 and 2022, respectively. 2 | Annual dividend run-rate as of September 30, 2025. 3 | Through September 30, 2025. HISTORICAL CAPITAL ALLOCATION (2014-20253) $5.5B Cumulative capital allocated Maintaining a strong, investment-grade balance sheet 1. Sustainable and growing dividend ($139M annually)2 2. Maintenance CAPEX (~$50M-$60M annually) 3. Supplementary cash flow: investing in the business, share repurchases, M&A 4. FUTURE PRIORITIES Dividends1 CAPEX Share Repurchases Acquisitions

1 | As of September 30, 2025. 2 | EBITDDA leverage is a Non-GAAP measure for the twelve months ended September 30, 2025. See appendix for definition. 3 | Weighted average cost of debt excludes amortization of deferred issuance costs, credit facility fees and non-cash amortization related to redesignated forward swaps and includes annual estimated patronage credit on term loan debt. Maintaining a Healthy and Resilient Balance Sheet WELL-LADDERED DEBT MATURITIES1 HIGHLIGHTS Committed to maintaining investment grade ratings Strong liquidity position of $388M1 Moody’s: Baa3 S&P: BBB- Weighted average cost of debt ~2.3%3 Maintain EBITDDA leverage below 4.0x target September 30, 2025: 3.7x2 All interest rates on outstanding debt are fixed

Opportunistically Returning Capital to Shareholders SUSTAINABLE AND GROWING DIVIDEND1 45% INCREASE IN REGULAR DIVIDEND PER SHARE SINCE 20121 4.4% Yield2 Timberlands ˃80% of gross asset value $200M share repurchase authorization with $30M4 remaining 2025 Repurchases $60M at average $40 per share 1 | Annual run rate. 2 | Based on closing stock price of $40.75 on September 30, 2025. 3 | Deltic 2018, Loutre 2021, CatchMark 2022. 4 | As of September 30, 2025. 3 4 OPPORTUNISTIC SHARE REPURCHASES YTD

Strategic Capital Investments to Support Growth

CAPITAL EXPENDITURES



Wood Products
Timberlands Reforestation & Roads
Real Estate Development
Corporate
$ MILLIONS
$140
$120
$100
$80
$60
$40
$20
$-
$64
$46
$65
$83
$131
$107
$62
2019
2020
2021
2022[1]
2023[2]
2024[3]
2025F[4]

1 | Includes $15 million for the Ola, Arkansas sawmill rebuild and $12 million for the Waldo, Arkansas sawmill modernization and expansion. The Ola sawmill rebuild funding was mostly covered by insurance. 2 | Includes $74 million for the Waldo, Arkansas sawmill modernization and expansion. 3 | Includes $44 million for the Waldo, Arkansas sawmill modernization and expansion. 4 | Estimated $60-65 million CAPEX 2025, which excludes final closeout payment of $6.6 million during Q1 2025 for the Waldo sawmill project.

FUTURE PRIORITIES

1. Targeted **~$50-$60M** in maintenance CAPEX per year
   - **Wood Products (~$15-$20M)** maintain reliability and improve efficiency and cost
   - **Timberlands (~$25M)** reforestation and silviculture, roads
   - **Real Estate (~$10-$15M)** residential and commercial development
2. Discretionary investments to increase capacity and efficiency

PotlatchDeltic

34

Pursuing Selective and Opportunistic M&A Selective and opportunistic bolt-on & larger strategic acquisitions Accretive with near and long-term cash flow generation Shareholder Value Creation: IRR ˃ cost of capital Generate returns to support sustainable and growing dividend Non-timber income natural climate solutions opportunities Complement and improve overall Timberland quality and harvest profile Regions trending towards fiber-tensioned markets Embedded real estate highest and best use opportunities Mill acquisition opportunities integrated with timberland ownership TIMBERLANDS WOOD PRODUCTS Focused on high quality, efficient mills PRIORITY AREAS CRITERIA

Committed to Driving Outstanding Returns



Strategically managed portfolio

Well-positioned to benefit from **favorable long-term drivers**

Disciplined management of assets and capital allocation

2025 OUTLOOK

	Q4 2025		FY 2025	
TIMBERLANDS				
Harvest Volume	1.7 – 1.8 million tons		~7.4 million tons	
Geographic harvest	~80% of volume in South		~80% of volume in South	
Sawlog mix[1]	North: ~90% sawlogs South: ~55 % sawlogs		North: ~95% sawlogs South: ~55% sawlogs	
Sawlog pricing	North: ↓ South: ↓			
WOOD PRODUCTS				
Lumber shipments	290 - 300 MMBF		~1.2 BBF	
Lumber prices	↔			
REAL ESTATE	RURAL	DEVELOPMENT	RURAL	DEVELOPMENT
Land sales	~5,000 acres	~46 lots	~35,000 acres	~130 lots
Average price	~$3,200 / acre	~$95,000 / lot	~$3,200 / acre	~$120,000 / lot
Land basis	~40%	~80%	~40%	~70%
OTHER				
Corporate[2]	~$14 million		~$52 million	
Non-op pension & OPEB	~$0.4 million		~$1.5 million	
Interest expense, net[3]	~$11 million		~$35 million	
Income taxes	$4 – $6 million benefit		$9 – $11 million benefit	
Capital expenditures[4]	$20 - $25 million		$60 - $65 million	

1 | Includes sawlogs sold on a delivered and stumpage basis. 2 | Excludes merger-related expenses of $1.9 million in Q3 2025 and an estimated ~$4 million in Q4 2025. 3 | Interest expense, net includes annual patronage on term loan debt, non-cash amortization related to redesignated forward swaps, and interest income. 4 | Excludes final closeout payment of $6.6 million during Q1 2025 for the Waldo sawmill project.

PotlatchDeltic
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APPENDIX

Total Adjusted EBITDDA $ MILLIONS 1 | As of September 30.

Operating Segment Adjusted EBITDDA Reconciliation 1 | As of September 30. $ MILLIONS

Definitions TOTAL ADJUSTED EBITDDA is a non-GAAP measure and is calculated as net income (loss) adjusted for interest expense, net, income taxes, depletion, depreciation and amortization, basis of real estate sold, non-operating pension and other post-retirement beneﬁts, pension settlement charge, environmental charge, gains and losses on disposition of assets, net gains and losses on ﬁre damage, merger-related expenses, and other special items. Throughout this presentation, references to EBITDDA are intended to be Total Adjusted EBITDDA. ADJUSTED EBITDDA LEVERAGE is a non-GAAP measure and is calculated as Net Debt divided by Total Adjusted EBITDDA. SEGMENT ADJUSTED EBITDDA is a non-GAAP measure and is calculated as segment operating income (loss) adjusted for depletion, depreciation and amortization, basis of real estate sold, gains and losses on disposition of assets, non-cash impairments and other special items. ADJUSTED EBITDDA MARGIN is adjusted EBITDDA divided by revenues. NET DEBT is a non-GAAP measure and is calculated as long-term debt (plus long-term debt due within a year), less cash and cash equivalents. NET DEBT TO ENTERPRISE VALUE is a non-GAAP measure and is calculated as Net Debt divided by enterprise value.